MERCATOR INTERNATIONAL OPPORTUNITY FUND

a series of Collaborative Investment Series Trust

Institutional Class Shares	MOPPX

Supplement dated April 5, 2018

to the Prospectus and Statement of Additional Information (“SAI”) dated February 7, 2018

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Addition of Sub-Adviser

The Fund’s adviser, Bellpointe Asset Management, LLC (the “Adviser”) has entered into a Sub-Advisory Agreement with Mercator Investment Management, LLC (the “Sub-Adviser”).  On or about June 8, 2018 the Sub-Adviser, subject to the oversight of the Adviser, will begin managing the Fund.

Additional information about the Sub-Adviser, including the fees to be paid by the Adviser pursuant to the Sub-Advisory Agreement, will be provided in an updated prospectus and SAI on or about June 8, 2018.

The Sub-Advisory Agreement has been approved by shareholders holding the majority of Fund shares and, therefore, does not require further shareholder approval.

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This Supplement, the Fund’s Prospectus and SAI dated February 7, 2018, provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and SAI have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling 1-800-869-1679.